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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-1 of our report dated May 12, 2010 relating to the financial statements and financial statement schedule of Velti plc included in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Baker Tilly Virchow Krause LLP
Minneapolis, Minnesota
May 13, 2010

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM